UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 18, 2024
______________________
CASS INFORMATION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
______________________

Missouri	000-20827	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12444 Powerscourt Drive, Suite 550 St. Louis, Missouri	63131
(Address of principal executive offices)	(Zip Code)
(314) 506-5500
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.50 per share	CASS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On April 18, 2024, Cass Information Systems, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of fiscal 2024. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also on April 18, 2024, the Company made available on the Investors section of the Company’s website at www.cassinfo.com, an investor presentation that includes information about the Company’s business and developments and certain financial information relating to the first quarter of fiscal 2024. The information contained in the investor presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission filings and other public announcements that the Company may make, by press release or otherwise, from time to time. A copy of this investor presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The Company has used, and intends to continue using, the Investors portion of its website to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. Accordingly, investors are encouraged to monitor the Company’s website in addition to following press releases, SEC filings, and public conference calls and webcasts.

The information reported under this Item 2.02 of Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 16, 2024, the Company held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). The following is a summary of the matters voted on at the Annual Meeting:

(a) Election of three directors to serve three-year terms ending in 2027, as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert A. Ebel	8,865,545	218,445	81,598	2,043,407
Randall L. Schilling	8,877,378	206,294	81,916	2,043,407
Franklin D. Wicks, Jr.	7,958,810	1,123,580	83,198	2,043,407

All director nominees were elected.

(b) Advisory approval of the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,807,549	178,200	179,839	2,043,407

The Company’s executive compensation was approved by advisory vote.

(c) Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2024:

Votes For	Votes Against	Abstentions
11,073,391	108,064	27,540

The selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for 2024 was ratified.

Item 8.01.    Other Events.
On April 16, 2024, the Company’s Board of Directors declared a second quarter dividend of $0.30 per share payable on June 14, 2024 to shareholders of record on June 4, 2024.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

99.1	Press release issued by Cass Information Systems, Inc. dated April 18, 2024.

99.2	Investor presentation made available on the Investors section of the Company’s website.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 18, 2024

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Martin H. Resch
Name:	Martin H. Resch
Title:	President and Chief Executive Officer

By:	/s/ Michael J. Normile
Name:	Michael J. Normile
Title:	Executive Vice President and Chief Financial Officer
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